Asset purchase	12 Months Ended
Dec. 31, 2023
TUHURA BIOSCIENCES, INC. AND SUBSIDIARY [Member]
Asset Acquisition [Line Items]
Asset purchase
Note 12—Asset purchase
On January 26, 2023 the Company acquired certain assets of TuHURA Biopharma, Inc for $1.2 million in cash and 22.7 million common shares. Dr. Bianco, President, Chief Executive Officer, and a director of the Company, was also the Chief Executive Officer and majority shareholder of TuHURA Biopharma, Inc. at the time of the acquisition of certain of its assets by the Company. TuHURA had patented delta receptor technology that was licensed from Moffitt Cancer Center and West Virginia Research Institute. As a result of this transaction, the Company shall own these licenses.
The common shares issued to TuHURA have an estimated fair market value of $15.0 million, or $0.66 per share. In determining the fair value of the common shares issued to TuHURA, the Company took into account the $0.66 price per share paid for shares of the Company’s Series B Preferred Stock and warrants in a capital raise that occurred approximately 6 months prior to the TuHURA asset acquisition. At the time of the Series B Capital raise, the implied value per common share was approximately $0.50 to $0.55. Since that Series B capital raise, both parties considered the significant milestones achieved by the Company. These milestones included adding two new prominent independent Board members, adding five new patients into the Company’s Phase 1b trial and expanding the trial by eleven additional patients, the progression of discussions with the FDA on the development of a Phase 2/3 protocol for a trial for Advanced Metastatic Merkel Cell Carcinoma (MCC), hiring a Vice President of Clinical Operations and a Vice President of Regulatory Affairs, finalizing the selection of a contract research organization (CRO) to conduct the upcoming Phase 2/3 MCC trial, and making critical advancements in manufacturing and assay work for the planned Phase 2/3 MCC trial. As a result of these achievements, both parties agreed that the Company’s common shares had increased to a value of $0.66 at the time of the TuHURA transaction.
The Company has evaluated the acquired assets and does not believe they meet the definition of a business as defined within ASC Topic 805. Additionally, the Company believes that substantially all of the fair value of the gross assets acquired in the asset purchase is concentrated in a single identifiable asset or group of similar identifiable assets. As such, the asset purchase has been accounted for as an asset acquisition. As the underlying asset is in-process
research and development, we immediately expensed these amounts in accordance with FASB ASC Topic 730.
The licenses require payment of annual maintenance fees of no more than $105,000 to Moffitt Cancer Center and West Virginia Research Institute. As certain clinical milestones are met, the Company shall owe additional fees, ranging from $187,500 upon a Phase 1 trial initiation to $1,250,000 upon FDA approval. In addition, if there is a change of control, the Company shall owe 25% of the transaction fee that was paid to the investment bank. If the Company enters into a sublicense of the technology, these institutions shall receive a low double-digit percentage of the sublicense income. There are single digit royalties on net sales of products that use the patented technology, along with minimum royalties if minimum sales targets are not reached. If certain clinical trial milestones are not reached within a certain period, without being extended by the Company, then Moffitt has the right to terminate the license agreement.